Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated May 28, 2020 to the

Statutory Prospectus for Class A, Class C, Class R, Class T, Class R6,

Class P Shares and Administrative Class Shares of

Allianz Funds Multi-Strategy Trust,

Dated February 1, 2020 (as supplemented thereafter)

Disclosure Relating to AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund and AllianzGI Retirement 2055 Fund, (each, a “Fund” and, collectively, the “Funds”)

Liquidation of the Funds

Effective on or about September 15, 2020 (the “Liquidation Date”), the Funds will be liquidated and dissolved. Any shares of the Funds outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after dividend distributions required to eliminate any Fund-level taxes are made and the expenses and liabilities of the Fund have been paid or otherwise provided for. Allianz Global Investors Distributors LLC, the Funds’ distributor (the “Distributor”), will waive any applicable contingent deferred sales charges applicable to redemptions from and after the date that is five (5) business days prior to the Liquidation Date through and including the Liquidation Date.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds and receive the net asset value thereof, pursuant to the procedures set forth under “How to Buy and Sell Shares” in the Prospectus. Shareholders may also exchange their shares of the Funds for shares of the same class of any other series of the Allianz Funds Multi-Strategy Trust (the “Trust”) or Allianz Funds that offers that class, as described under “How to Buy and Sell Shares — Exchanging Shares” in the Prospectus. Such exchanges will be taxable transactions for shareholders who hold shares in taxable accounts.

In cases where beneficial owners holding shares of the Funds through retirement accounts have not provided alternative instructions prior to the Liquidation Date, those shares may be redeemed and reinvested into alternative vehicles on the Liquidation Date in accordance with the Funds’ existing contractual arrangements with the relevant retirement plan administrators. In the case of certain retirement plans, this reinvestment will be accomplished through an exchange for shares of AllianzGI Short Duration High Income Fund, another series of the Trust. Investors should consult with their program administrator prior to the Liquidation Date for additional details.

Redemptions on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for U.S. federal income tax purposes. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of state, local or non-U.S. tax laws.

Restrictions on New Purchases and Exchanges for Shares of the Funds

The Board of Trustees of the Trust has imposed the following restrictions on new purchases of, and exchanges for, shares of the Funds:

Effective as of the close of business on September 8, 2020, shares of the Funds will no longer be available for purchase by current or new investors in the Funds, other than through the automatic reinvestment of distributions by current shareholders. Shareholders of other series of the Trust and Allianz Funds will no longer be permitted to exchange any of their shares for shares of the Funds, as described in the Prospectus under “How to Buy and Sell Shares — Exchanging Shares.” The Board of Trustees of the Trust and the Distributor each reserves the right at any time to modify or eliminate the terms described above, including on a case-by-case basis.

Reducing the Funds' Assets to Cash

Generally, each Fund’s assets are substantially liquid, and Allianz Global Investors U.S. LLC ("Management") expects to begin reducing them to cash in advance of the Liquidation Date in order to have cash on hand as of such Liquidation Date for distribution to shareholders and to meet any redemption requests received before then. While Management ordinarily would not anticipate any substantial difficulty in reducing each Fund’s portfolio investments to cash at or very close to their value on relevant Fund’s books, in light of the recent market volatility related to the global coronavirus disease 2019 (COVID-19) pandemic, there is a risk this will change.  As a result, the Funds may experience difficulty in reducing their portfolio investments to cash and may be forced to do so at substantially less than their value.  Accordingly, it may be necessary to postpone the Liquidation Date until markets are more favorable.  While the fact that the Funds' investments are predominately in other open-end funds would reduce the likelihood of delays in reducing the Funds' assets to cash, Management will remain sensitive to market conditions as the Liquidation Date approaches.

Please retain this Supplement for future reference.